MERRILL LYNCH
AMERICAS INCOME
FUND, INC.




FUND LOGO





Quarterly Report

March 31, 1997





The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




DEAR SHAREHOLDER


The main factors that contributed to the powerful rally in emerging markets debt valuations in 1996 remained in place during the early part of 1997. The generally favorable interest rate outlook in the United States along with positive global liquidity conditions, improving credit fundamentals in the principal emerging market economies, and cross-over investor quest for yield, all helped propel prices of emerging market debt higher. This trend was abruptly halted toward the end of February as Federal Reserve Board Chairman Alan Greenspan's ominous warnings about US economic indicators led investors to question whether the benign US interest rate environment would continue.

The unmanaged JP Morgan Emerging Market Composite Index fell approximately 6% from its peak in late February to the first week of April. Emerging debt markets staged only a modest recovery in subsequent weeks. Investor attention is now focused on US economic fundamentals and the Federal Reserve Board monetary policy which should continue to have a significant impact on emerging market debt valuations for the foreseeable future.

Despite this recent setback, the credit fundamentals in the major emerging economies are sound and improving. Sovereign ratings upgrades already have occurred in Argentina and Brazil. In late April, Standard & Poor's Corp. (S&P) also upgraded the ratings of several Argentine banks and corporate issues above the Argentine sovereign rating; most were upgraded to investment grade. This was surprising as most investors believed in a "sovereign ceiling" for non-government debt. Currently, S&P appears to have limited this action to countries which have "dollarized" their economies. However, it opens the possibility of similar action for companies in "non-dollarized" economies which have significant dollar earnings or overseas assets. In addition to the positive investment tone this sets for emerging markets debt, investment-grade ratings imply a much larger investor base.


Investment Environment
Mexico
Mexico's economic fundamentals continue to show signs of improvement in 1997. Economic growth is expanding and includes more sectors of the economy. The downward trend in inflation should continue in 1997 with a corresponding drop in local interest rates. The main risks continue to be political and social, as Mexico faces contentious elections in July and the need to improve the economic well being of a population which has become more impoverished since the devaluation of the peso.

Mexico, along with most other emerging countries, may also have to deal with the prospect of higher international interest rates and reduced global liquidity. This will make the structural reforms instituted over the past few years all the more important. These include a vastly reduced amount of short-term external debt and much lower current account deficit which have dramatically reduced Mexico's dependence on external savings. In fact, Mexico has already met all of its public debt amortization needs for 1997.

Argentina
Argentina's economy continued to recover smartly from its "tequila effect" recession. (The devaluation of the Mexican peso negatively affected the other Latin American economies.) Gross domestic product is expected to grow in excess of 5% in 1997, which should help the government's finances and alleviate a major source of investor concern. Argentina also made significant progress in restructuring its foreign debt. There were concerns surrounding the approximately $12 billion of public debt amortization in 1997. Argentina's rapidly improving economic fundamentals along with a favorable global investment climate enabled the country to successfully place approximately $6 billion of debt in international capital markets since the final months of 1996. Investors will now be mainly focused on the progress surrounding labor and state reforms while keeping an eye on October 1997 elections.

Brazil
Brazil continued to benefit from the real plan, as inflation remains under control. This program conquered hyperinflation and brought the level of price increases down to 10% in 1996 and a projected 8% in 1997. The downside to this program was the currency, which has appreciated. Estimates vary on the amount of the overvaluation, but the result can be seen in a deteriorating trade balance. Brazil must also make progress on its chronic fiscal deficit and attack significant structural imbalances in its economy. Investors are hopeful as President Cardoso--who instituted the real plan as finance minister in the previous administration--is expected to succeed in his bid to change the constitution, which would enable him to run for another term. This measure already passed the lower house of congress and is expected to become law during the second quarter. Progress was also made on the privatization program. Brazil successfully sold cellular phone licenses in early April. The sale of the state's massive CVRD mining operations is also expected to occur in the months ahead.

Ecuador
In Ecuador, the political risk which tends to be inherent in emerging nations was manifested in the ouster of its president in February. Ecuador's congress voted to impeach the highly unpopular President Bucaram on the dubious charge of mental incompetence. Bucaram was leading Ecuador down the difficult path of reforming the economy and instituting fiscal and monetary austerity measures. The congress took advantage of the ensuing public outcry to oust the president and install their choice, Fabian Alarcon. The current president, who is scheduled to remain in office until August 1998, has committed to carrying out a more limited, yet important, set of economic reforms.

Venezuela
Venezuela benefited from higher-than-expected oil prices which led to a significant fiscal and current account surplus in 1996. Although oil prices fell substantially since last year, they are still above projections used by the Venezuelan government in their fiscal projections for 1997. At the same time, the country appears to be making progress addressing structural and economic deficiencies. Large-scale privatizations are expected to eventually occur in the aluminum and steel industries which will help reduce the bloated state influence on the economy. Further progress is necessary in areas such as state subsidies and labor reform in order to continue along the path of free market reform.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President



(Paolo Valle)
Paolo Valle
Vice President and
Senior Portfolio Manager



May 8, 1997





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a repre-sentation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)


Performance
Summary--
Class A Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $ 9.08        $ 8.51          --             $0.168            - 4.45%
1995                                8.51          9.70          --              0.944            +27.27
1996                                9.70         11.36          --              1.450            +33.64
1/1/97--3/31/97                    11.36         10.66          --              0.171            - 4.50
                                                                               ------
                                                                         Total $2.733

                                                          Cumulative total return as of 3/31/97: +55.20%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1995                                8.48          9.65          --              0.875            +26.10
1996                                9.65         11.31          --              1.365            +32.75
1/1/97--3/31/97                    11.31         10.62          --              0.151            - 4.62
                                                                               ------
                                                                         Total $3.426

                                                          Cumulative total return as of 3/31/97: +50.90%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares

                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $ 9.08        $ 8.47          --             $0.152            - 5.06%
1995                                8.47          9.65          --              0.870            +26.18
1996                                9.65         11.31          --              1.358            +32.66
1/1/97--3/31/97                    11.31         10.62          --              0.150            - 4.63
                                                                               ------
                                                                         Total $2.530

                                                          Cumulative total return as of 3/31/97: +51.57%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1995                                8.48          9.65          --              0.919            +26.75
1996                                9.65         11.31          --              1.420            +33.44
1/1/97--3/31/97                    11.31         10.61          --              0.164            - 4.58
                                                                               ------
                                                                         Total $3.605

                                                          Cumulative total return as of 3/31/97: +53.57%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charges; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                                      12 Month       3 Month
                                                                      3/31/97   12/31/96   3/31/96    % Change      % Change
ML Americas Income Fund Class A Shares*                               $10.66     $11.36     $9.82      + 8.55%        -6.16%
ML Americas Income Fund Class B Shares*                                10.62      11.31      9.78      + 8.59         -6.10
ML Americas Income Fund Class C Shares*                                10.62      11.31      9.78      + 8.59         -6.10
ML Americas Income Fund Class D Shares*                                10.61      11.31      9.78      + 8.49         -6.19
ML Americas Income Fund Class A Shares--Total Return*                                                  +23.07(1)      -4.50(2)
ML Americas Income Fund Class B Shares--Total Return*                                                  +22.20(3)      -4.62(4)
ML Americas Income Fund Class C Shares--Total Return*                                                  +22.11(5)      -4.63(6)
ML Americas Income Fund Class D Shares--Total Return*                                                  +22.71(7)      -4.58(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield       8.17%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield       7.70%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield       7.63%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield       7.90%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $1.401 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.171 per share ordinary income dividends.
(3)Percent change includes reinvestment of $1.314 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.151 per share ordinary income dividends.
(5)Percent change includes reinvestment of $1.306 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(7)Percent change includes reinvestment of $1.370 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.164 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +23.07%        +18.14%
Inception (10/21/94) through 3/31/97      +19.73         +17.74

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +22.20%        +18.20%
Inception (8/27/93) through 3/31/97       +12.14         +11.93

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/97                        +22.11%        +21.11%
Inception (10/21/94) through 3/31/97      +18.57         +18.57

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +22.71%        +17.80%
Inception (8/27/93) through 3/31/97       +12.69         +11.41

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                                                              Interest      Maturity                Percent of
COUNTRY       Industry        Face Amount                Bonds                  Rate          Date         Value    Net Assets

Argentina     Banking      US$  5,000,000     Banco de Credito Argentina       8.50 %     12/18/1998    $  5,000,000     2.7%

                                              Total Bonds in Argentina
                                              (Cost--$5,009,000)                                           5,000,000     2.7


Mexico        Paper             3,000,000     Grupo Industrial Durango,
                                              S.A. de C.V.                    12.625       8/01/2003       3,247,500     1.8

                                              Total Bonds in Mexico
                                              (Cost--$3,378,750)                                           3,247,500     1.8

                                              Total Investments in Bonds
                                              (Cost--$8,387,750)                                           8,247,500     4.5


                                                   Brady Bonds*

Argentina     Sovereign         2,500,000     Republic of Argentina,
              Obligations                     Global Bonds                    11.00       10/09/2006       2,565,625     1.4
              Government        6,500,000     Republic of Argentina,
                                              Global Bonds                    11.375       1/30/2017       6,695,000     3.6
                                7,000,000     Republic of Argentina, PESO     11.75        2/12/2007       7,001,120     3.8

                                              Total Brady Bonds in Argentina
                                              (Cost--$16,442,875)                                         16,261,745     8.8


Brazil        Sovereign        31,389,045     Republic of Brazil,
              Government                      Floating Rate 'C' Bond           8.00        4/15/2014      23,247,669    12.6
              Obligations

                                              Total Brady Bonds in Brazil
                                              (Cost--$25,229,131)                                         23,247,669    12.6


Bulgaria      Sovereign        10,000,000     Republic of Bulgaria, IAB        6.562       7/28/2011       5,675,000     3.1
              Government
              Obligations

                                              Total Brady Bonds in Bulgaria
                                              (Cost--$6,000,000)                                           5,675,000     3.1

Ecuador       Sovereign         5,381,550     Republic of Ecuador, PDI
              Government                      (Bearer)                         6.4375      2/27/2015       3,033,849     1.6
              Obligations      26,692,488     Republic of Ecuador, PDI
                                              (Registered)                     6.4375      2/27/2015      15,047,890     8.2

                                              Total Brady Bonds in Ecuador
                                              (Cost--$19,059,686)                                         18,081,739     9.8


Mexico        Sovereign         8,500,000     United Mexican States,
              Government                      Global Bonds                    11.50        5/15/2026       8,776,250     4.7
              Obligations           1,000     United Mexican States,
                                              Value Recovery Rights (a)        0.00                                0     0.0

                                              Total Brady Bonds in Mexico
                                              (Cost--$8,912,250)                                           8,776,250     4.7


Panama        Sovereign        10,140,600     Republic of Panama, PDI          6.5625      7/17/2016       8,049,101     4.3
              Government
              Obligations

                                              Total Brady Bonds in Panama
                                              (Cost--$6,901,123)                                           8,049,101     4.3


Philippines   Sovereign         3,000,000     Republic of the Philippines
              Government                      (Registered)                     8.75       10/07/2016       2,932,500     1.6
              Obligations

                                              Total Brady Bonds in the
                                              Philippines (Cost--$3,036,750)                               2,932,500     1.6


Venezuela     Sovereign        45,000,000     Republic of Venezuela,
              Government                      Par 'A' Bonds                    6.75        3/31/2020      31,443,750    17.0
              Obligations         157,500     Republic of Venezuela,
                                              Recovery Rights (b)              0.00                                0     0.0

                                              Total Brady Bonds in Venezuela
                                              (Cost--$35,718,750)                                         31,443,750    17.0

                                              Total Investments in
                                              Brady Bonds (Cost--$121,300,565)                           114,467,754    61.9


                                                    Loan Agreements

Morocco       Sovereign        10,000,000     Morocco Restructuring &
              Government                      Consolidation Agreements         6.375       1/01/2009       8,750,000     4.7
              Obligations

                                              Total Investments in Loan
                                              Agreements (Cost--$8,962,500)                                8,750,000     4.7

                                                  Short-Term Securities

              Commercial        2,340,000     General Motors Acceptance Corp.  6.75        4/01/1997       2,340,000     1.3
              Paper**
                                              Total Investments in
                                              Short-Term Securities (Cost--$2,340,000)                     2,340,000     1.3


              Total Investments (Cost--$140,990,815)                                                     133,805,254    72.4

              Other Assets Less Liabilities                                                               50,985,582    27.6
                                                                                                        ------------   ------
              Net Assets                                                                                $184,790,836   100.0%
                                                                                                        ============   ======

              Net Asset Value:      Class A--Based on net assets of $19,407,731
                                             and 1,820,028 shares outstanding                           $      10.66
                                                                                                        ============
                                    Class B--Based on net assets of $138,236,760
                                             and 13,018,965 shares outstanding                          $      10.62
                                                                                                        ============
                                    Class C--Based on net assets of $10,202,901
                                             and 960,974 shares outstanding                             $      10.62
                                                                                                        ============
                                    Class D--Based on net assets of $16,943,444
                                             and 1,596,516 shares outstanding                           $      10.61
                                                                                                        ============

           (a)The rights may be exercised until 3/31/2020.
           (b)The rights may be exercised until 12/31/2019.
             *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.




